March 31, 2000

American Century
        Annual Report

                               [GRAPHIC OMITTED]

                Premium Bond

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                                                                       American
                                                                      Century(R)

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Premium Bond
(ACBPX)
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Our Message to You
--------------------------------------------------------------------------------

[PHOTO OMITTED]

James E. Stowers III, seated, with James E. Stowers, Jr.

      The 12 months ended March 31, 2000, provided a difficult environment for U.S. bond funds--a booming economy, inflation fears, and rising interest rates. Trying to keep economic growth, inflation, and the U.S. stock market under control, the Federal Reserve raised short-term interest rates five times between June 1999 and March 2000, putting pressure on bond prices.

      Despite these challenges, American Century Premium Bond continued to provide an above-average yield and below-average expenses (according to Lipper Inc., an independent mutual fund ranking service). These key factors helped the fund place in the top third in its peer group for the last five years (see page 4 for more performance information).

      We are proud of the fund's performance and the numerous ways we can help investors like you meet your goals. We are equally proud of our dedication to creating a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

      We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and an essential one in our efforts to provide you with excellent investment management and service.

      As always, we appreciate your continued confidence in American Century.

Sincerely,


/s/ James E. Stowers

James E. Stowers, Jr.
Chairman of the Board and Founder


/s/ James E. Stowers III

James E. Stowers III
Vice Chairman of the Board and
Chief Executive Officer

                                Table of Contents

  Report Highlights .......................................................    2
  Market Perspective ......................................................    3
Premium Bond
  Performance Information .................................................    4
  Management Q&A ..........................................................    5
  Portfolio at a Glance ...................................................    5
  Yield ...................................................................    5
  Types of Investments ....................................................    6
  Schedule of Investments .................................................    7
Financial Statements
  Statement of Assets and
     Liabilities ..........................................................   11
  Statement of Operations .................................................   12
  Statements of Changes
     in Net Assets ........................................................   13
  Notes to Financial
     Statements ...........................................................   14
  Financial Highlights ....................................................   16
  Independent Auditors'
     Report ...............................................................   17
Other Information
  Retirement Account
     Information ..........................................................   18
  Background Information
     Investment Philosophy
        and Policies ......................................................   19
     Comparative Indices ..................................................   19
     Lipper Rankings ......................................................   19
     Credit Rating
        Guidelines ........................................................   19
     Investment Team
        Leaders ...........................................................   19
  Glossary ................................................................   20


                                                       www.americancentury.com 1

Report Highlights
--------------------------------------------------------------------------------

Market Perspective

o U.S. bonds struggled, posting their lowest returns since 1994. The Lehman Aggregate Bond Index -- a broad measure of U.S. bond performance -- returned 1.87%.

o Trying to keep the economy, inflation, and the U.S. stock market under control, the Federal Reserve raised short-term interest rates five times between June 1999 and March 2000.

o Inflation remained relatively subdued during the reporting period, primarily because of higher productivity and the benefits of global competition. Commodity prices, particularly for energy, were the one area that caused concern.

o Despite the Fed rate hikes, the U.S. economy continued to power ahead at a 5% annual rate in the first quarter of 2000, and inflation fears intensified.

o Treasury bonds rallied in the first quarter of 2000, benefiting from reduced issuance and buybacks.

o As short-term Treasury yields rose and long-term yields fell, the Treasury yield curve "inverted" -- the yield of the two-year note was higher than that of the 30-year bond.

o Non-Treasury bonds didn't benefit from the same supply constraints as Treasurys, so they underperformed.

o Aside from Treasurys, mortgage securities generally performed best and corporate bonds performed worst. Refinancing activity tapered off, which helped mortgages, but heavy issuance and weak demand hurt corporates.

Management Q&A

o Premium Bond beat the average return of its Lipper peer group and also generated a higher-than-average yield. Lower-than-average expenses were a key reason for the fund's favorable relative performance.

o Premium Bond also had less exposure to the underperforming corporate bond sector than many of its peers, which boosted relative performance.

o The fund benefited from lower duration (less interest rate sensitivity), which reduced the magnitude of bond price losses as interest rates rose. But we increased the duration of the fund's Treasury holdings, which helped when Treasury bonds rallied.

o In anticipation of possible weaker economic conditions later, we reduced the portfolio's corporate exposure and also reduced the number of lower-rated bonds.

o On the shorter-maturity end of the portfolio, we substituted higher-yielding corporate bonds and asset-backed securities for Treasurys.

o We think the Fed will continue to raise short-term interest rates as long as annual U.S. economic growth remains above 4%. We also think the Treasury yield curve could remain inverted.

o We plan to continue overweighting non-Treasury investments -- keeping a close eye on their liquidity and credit quality -- and maintaining a longer duration with our Treasury holdings.

--------------------------------------------------------------------------------
                                  Premium Bond
                                     (ACBPX)
--------------------------------------------------------------------------------

   Total Returns:   AS OF 3/31/00

     6 Months ...........   1.94%*
     1 Year .............   1.30%

   30-Day SEC Yield:        6.93%

   Inception Date:         4/1/93

   Net Assets:     $103.2 million

* Not annualized.

See Total Returns on page 4. Investment terms are defined in the Glossary on pages 20-21.


2 1-800-345-2021
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Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Randall W. Merk, chief investment officer of fixed income at American Century

Performance Overview

      U.S. bonds struggled during the 12 months ended March 31, 2000. Buffeted by inflation fears and rising interest rates, they posted their lowest returns since 1994. The Lehman Brothers Aggregate Bond Index--a broad measure of U.S. bond performance--returned 1.87%.

Robust Economic Growth and Rumblings of Inflation

      The current U.S. economic expansion reached its tenth year in February 2000 with no signs of letting up. After growing 4.2% in 1999, the economy continued to expand at an estimated annual rate of over 5% in the first quarter of 2000.

      In response to this growth and historically tight labor markets, the Federal Reserve embarked on a protracted program of interest rate hikes in an attempt to keep inflationary pressures from boiling over. The Fed raised rates five times from June 1999 to March 2000.

      Inflation showed signs of moving higher, but price increases were gener-ally limited to commodities, especially energy. Productivity improvements were credited with preventing across-the-board increases in producer and consumer prices.

Treasury Bonds Lead the Market

      Despite strong economic growth and rising interest rates, Treasury bonds rallied in the first quarter of 2000. The reason: the robust U.S. economy and projected federal budget surpluses motivated the U.S. Treasury to announce that it would reduce sales of its securities and buy back higher-yielding longer-term bonds. The Treasury buyback program is similar to the stock buybacks that have proliferated in the U.S. equity market.

      The Treasury Department's plans helped Treasury bonds rally sharply. As long-term bond yields plunged and the Fed raised short-term interest rates, Treasury yields "inverted," with the yield of the 30-year bond falling below the yield of the two-year note for the first time since 1990 (see the graph below).

Other Sectors Lag

      The higher-yielding non-Treasury sectors--including corporate, government agency, and mortgage-backed securities--were not as fortunate as Treasury bonds.

      Corporate bonds were the worst-performing sector. Although corporate earnings remained strong, a glut of new issuance (to finance stock buybacks) and sharply reduced demand caused corporate yields to soar.

      Agency bonds were hampered by heavy issuance and questions in Congress about the future of the implicit government guarantee enjoyed by many agencies.

      Mortgage-backed securities fared better than the rest because mortgages tend to have somewhat less interest rate sensitivity, and rising rates reduced refinancing activity.

"As long-term bond yields plunged and the Fed raised short-term interest rates, Treasury yields inverted."

U.S. Bond Index Returns
For the year ended March 31, 2000

--------------------------------------------------------------------------------
Lehman Aggregate Bond Index                                             1.87%
--------------------------------------------------------------------------------
Lehman Treasury Bond Index                                              2.79%
--------------------------------------------------------------------------------
Lehman Fixed-Rate Mortgage-
  Backed Securities Index                                               2.25%
--------------------------------------------------------------------------------
Lehman Agency Bond Index                                                1.52%
--------------------------------------------------------------------------------
Lehman Corporate Bond Index                                             0.16%
--------------------------------------------------------------------------------

Source: Bloomberg Financial Markets

Inverting Treasury Yield Curve

          03/31/1999    12/31/1999    03/31/2000

 1           4.72          5.96          6.24
             4.99          6.24          6.48
             5.03          6.28          6.42
             5.07          6.32          6.37
 5           5.10          6.35          6.32
             5.13          6.37          6.25
             5.16          6.39          6.19
             5.19          6.41          6.13
             5.22          6.43          6.07
10           5.24          6.44          6.01
             5.26          6.44          6.00
             5.28          6.44          5.99
             5.30          6.44          5.98
             5.32          6.44          5.97
15           5.34          6.45          5.96
             5.36          6.45          5.95
             5.38          6.45          5.94
             5.40          6.45          5.93
             5.42          6.45          5.92
20           5.44          6.46          5.91
             5.46          6.46          5.90
             5.48          6.46          5.89
             5.50          6.46          5.88
             5.52          6.46          5.87
25           5.54          6.47          5.86
             5.56          6.47          5.85
             5.58          6.47          5.84
             5.60          6.47          5.83
             5.62          6.47          5.83
30           5.63          6.48          5.83

Source: Bloomberg Financial Markets


                                                       www.americancentury.com 3

Premium Bond--Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

Fund's Ranking

                                         Premium    Lehman Aggregate  A-Rated Corporate
                                          Bond        Bond Index        Debt Funds(2)        Average Return

6 Months(1) ....................          1.94%          2.08%               1.63%                --
1 Year .........................          1.30%          1.87%               0.36%           36 out of 171

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------

3 Years ........................          6.03%          6.70%               5.63%           45 out of 137
5 Years ........................          6.81%          7.14%               6.29%           26 out of 110
Life of Fund ...................          5.61%          6.14%               5.47%(3)      24 out of 64(3)

The fund's inception date was 4/1/93.
(1)   Returns for periods less than one year are not annualized.
(2)   According to Lipper Inc., an independent mutual fund ranking service.
(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.
See pages 19-20 for more information about returns, the comparative index, and Lipper fund rankings.

Growth of $100,000 Over Life of Fund

                                                        Lehman Aggregate Bond
                                Premium Bond $146,560       Index $151,761

04/01/1993                            06/30/1993               100000.00
06/30/1993                            09/30/1993               102650.00
09/30/1993                            12/31/1993               105329.00
12/31/1993                            03/31/1994               105392.00
03/31/1994                            06/30/1994               102368.00
06/30/1994                            09/30/1994               101313.00
09/30/1994                            12/31/1994               101931.00
12/31/1994                            03/31/1995               102319.00
03/31/1995                            06/30/1995               107475.00
06/30/1995                            09/30/1995               114021.00
09/30/1995                            12/31/1995               116255.00
12/31/1995                            03/31/1996               121208.00
03/31/1996                            06/30/1996               119063.00
06/30/1996                            09/30/1996               119741.00
09/30/1996                            12/31/1996               121956.00
12/31/1996                            03/31/1997               125615.00
03/31/1997                            06/30/1997               124912.00
06/30/1997                            09/30/1997               129496.00
09/30/1997                            12/31/1997               133795.00
12/31/1997                            03/31/1998               137729.00
03/31/1998                            06/30/1998               139877.00
06/30/1998                            09/30/1998               143151.00
09/30/1998                            12/31/1998               149206.00
12/31/1998                            03/31/1999               149713.00
03/31/1999                            06/30/1999               148965.00
06/30/1999                            09/30/1999               147654.00
09/30/1999                            12/31/1999               148658.00
12/31/1999                            03/31/2000               148479.00
03/31/2000                            03/31/2000               151761.00

The graph at left shows the growth of a $100,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Aggregate Bond Index is provided for comparison in each graph. Premium Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

One-Year Returns Over Life of Fund (Periods ended March 31)

                                            Lehman Aggregate
                         Premium Bond          Bond Index
Mar-94                        0.92                2.37
Mar-95                        4.48                4.99
Mar-96                       11.53               10.79
Mar-97                        4.57                4.91
Mar-98                       11.14               11.99
Mar-99                        5.88                6.49
Mar-00                        1.30                1.87


4 1-800-345-2021

Premium Bond--Q&A
--------------------------------------------------------------------------------

[PHOTO OMITTED]

      An interview with Jeff Houston, a portfolio manager on the Premium Bond fund investment team.

How did the fund perform during the fiscal year ended March 31, 2000?

      U.S. bond funds in general struggled during this period, but Premium Bond performed better than most of its peers and stayed pretty close to its benchmark. The fund returned 1.30%, significantly higher than the 0.36% average return of 171 funds in the "A-Rated Corporate Debt Funds" category tracked by Lipper Inc. Based on those returns, the fund ranked in the top quartile of its Lipper category.

      Premium Bond also generated a higher yield than its peers. As of March 31, 2000, the fund's 30-day SEC yield was 6.93%, compared with the 6.42% average yield of its Lipper category.

Why did Premium Bond do so well against its Lipper peers?

      The fund beat its peer group average for three main reasons. First, it had lower expenses. As of March 31, Premium Bond's annual expense ratio was 0.45%, less than half the average expense ratio of its Lipper category. All other things being equal, lower expenses mean higher yields and returns.

      Second, Premium Bond had a smaller allocation to corporate bonds--33% of the fund at the end of the fiscal year--than most of its peers. Corporate bonds were the worst-performing major U.S. bond sector during the fiscal year.

      Third, the fund's shorter duration relative to its peers worked in its favor. Duration is a measure of a fund's sensitivity to interest rate changes. The shorter a fund's duration, the less sensitive it is to interest rate moves. With the Federal Reserve pushing interest rates steadily higher, a short-duration posture helped performance.

How did Premium Bond's portfolio perform against its benchmark, the Lehman Brothers Aggregate Bond Index?

      The benchmark returned 1.87% during the fiscal year, which was 57 basis points (0.57%) higher than the fund's return. Most of the difference was due to Premium Bond's 0.45% expense ratio. It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

      The rest of the difference can be explained by the fact that the fund carried a heavier weighting in corporate bonds than the index (33% for the fund versus 22% for the index, as of March 31) and a lighter weighting in Treasury bonds (15% for the fund versus 32% for the index). Since Treasurys generally outperformed corporates, we lost some ground to the index.

What moves of note did you make over the past six months?

      The fund remained overweight in non-Treasury debt securities such as corporate bonds, mortgage-backed securities, and asset-backed securities. These areas of the market offered increasingly higher relative yields as Treasury yields plummeted.

"Premium Bond performed better than most of its peers and stayed pretty close to its benchmark."

Portfolio at a Glance

--------------------------------------------------------------------------------
                                                    3/31/00           3/31/99
--------------------------------------------------------------------------------

Number of Securities                                  133               138

Weighted Average
   Maturity                                         8.5 yrs           8.2 yrs

Average Duration                                    4.9 yrs           4.7 yrs

Expense Ratio                                        0.45%             0.45%

Yield as of March 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

30-Day SEC Yield                                              6.93%

Investment terms are defined in the Glossary on pages 20-21.


                                                       www.americancentury.com 5

Premium Bond--Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

      At the same time, we adopted a slightly more conservative position for the fund, reducing the number of lower-rated bonds in the corporate bond portfolio.

      We kept the fund's overall duration neutral to the benchmark -- at around five years -- but we extended the duration of the Treasury holdings. By doing so, we enabled the fund to take advantage of yield declines that occurred on the longer end of the Treasury yield curve.

      On the shorter-maturity end of the portfolio, we substituted corporate bonds and asset-backed securities -- bonds backed by credit card, auto loan and other receivables -- for short-term Treasury securities. The asset-backed bonds -- which made up about 9% of the fund at the end of the period, about a 5% overweight relative to the fund's benchmark -- and the corporates offered more attractive yields than comparable-maturity Treasuries, with reduced price risk because of their short maturity.

What is your outlook for the U.S. bond market?

      The three main influential factors that U.S. bond investors should track over the coming months are interest rates, inflation, and the supply and demand situation for bonds. Looking first at interest rates, we anticipate that the Federal Reserve will continue to raise short-term rates as long as the U.S. economy grows at an annual rate above 4%.

      The inflation outlook is less clear. So far, increases in productivity have held down prices. But the continued robust economic growth and tight labor markets we've experienced since 1998 generally foreshadow price increases, so market observers and the Fed will be especially sensitive to inflation statistics.

      As far as supply and demand are concerned, bond demand is weak -- investors are still smitten by stocks or are parking money in money market instruments. Unless annual stock returns fall back to their historical averages of about 10% (or lower), it will be difficult to convince investors to diversify and buy more bonds.

Given this outlook, how do you plan to structure the portfolio?

      Because of our expectation of further Fed rate hikes and a resulting continuation of the inversion of the Treasury yield curve, we anticipate maintaining a longer duration with the fund's Treasury investments. This should help the fund take advantage of interest rate declines among longer-term Treasuries.

      As far as our non-Treasury investments are concerned, we intend to remain overweight in areas such as corporate bonds, mortgage-backed securities, and asset-backed securities due to their attractive valuations and higher yields.

      However, we are also keeping a close eye on the liquidity and credit quality of these non-Treasury holdings, cautiously investing in securities we think can remain financially sound in an uncertain economic and market environment.

Types of Investments in
the Portfolio

--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

[THE FOLLOWING WAS DEPICTED BY A PIE CHART]

o Corporate Bonds              33%
o Mortgage-Backed Securities   31%
o U.S. Treasury Securities     15%
o Asset-Backed Securities       9%
o Govt. Agency Securities       7%
o Other                         5%

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART.]

o Corporate Bonds              31%
o Mortgage-Backed Securities   29%
o U.S. Treasury Securities     21%
o Asset-Backed Securities      10%
o Govt. Agency Securities       7%
o Other                         2%

Investment terms are defined in the Glossary on pages 20-21.


6 1-800-345-2021

Premium Bond -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000

Principal Amount                                                        Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 15.3%
--------------------------------------------------------------------------------

$ 1,000,000            U.S. Treasury Notes, 4.875%,
                           3/31/01                                 $    985,655
  3,000,000            U.S. Treasury Notes, 6.625%,
                           7/31/01                                    3,006,219
  1,000,000            U.S. Treasury Notes, 7.50%,
                           11/15/01(1)                                1,015,149
  2,000,000            U.S. Treasury Bonds, 9.25%,
                           2/15/16(1)                                 2,600,588
  1,400,000            U.S. Treasury Bonds, 8.875%,
                           8/15/17                                    1,789,404
    750,000            U.S. Treasury Bonds, 9.125%,
                           5/15/18                                      984,705
  1,000,000            U.S. Treasury Bonds, 8.50%,
                           2/15/20                                    1,260,565
  2,000,000            U.S. Treasury Bonds, 7.50%,
                           11/15/24                                   2,345,666
    475,000            U.S. Treasury Bonds, 7.625%,
                           2/15/25                                      565,670
    650,000            U.S. Treasury Bonds, 6.375%,
                           8/16/27                                      677,133
    650,000            U.S. Treasury Bonds, 5.25%,
                           11/15/28                                     582,046
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       15,812,800
                                                                   ============
  (Cost $15,638,215)

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 7.5%
--------------------------------------------------------------------------------

  1,500,000            FHLB, 5.50%, 8/13/01                           1,474,016
    500,000            FHLMC, 7.09%, 11/24/06                           486,609
  1,000,000            FHLMC, 5.75%, 4/15/08                            914,324
    500,000            FNMA, 7.125%, 1/15/30                            506,723
  1,000,000            FNMA, Series B, 7.25%,
                           1/15/10                                    1,007,192
  1,000,000            FNMA MTN, 5.83%, 2/2/04                          958,223
  1,000,000            FNMA MTN, 5.54%, 2/5/04                          948,475
    500,000            FNMA MTN, 7.00%, 2/20/07                         487,248
  1,000,000            FNMA MTN, 5.74%, 1/21/09                         901,782
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                            7,684,592
                                                                   ============
   (Cost $7,996,764)

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(2) -- 29.0%
--------------------------------------------------------------------------------

    682,898            FHLMC Pool #E68523, 6.50%,
                         12/1/12                                        658,357
    547,281            FHLMC Pool #E73566, 7.00%,
                         11/1/13                                        537,344
    936,371            FHLMC Pool #E00724, 7.00%,
                         6/1/14                                         919,114
     99,479             FHLMC Pool #D75034, 8.50%,
                         10/1/26                                        101,603
    720,497            FHLMC Pool #C00553, 7.00%,
                         9/1/27                                         693,924
    813,641            FHLMC Pool #C00578, 6.50%,
                         1/1/28                                         764,567
    950,106            FHLMC Pool #C00731, 6.50%,
                           3/1/29                                       893,154
    988,537            FHLMC Pool #C30257, 7.00%,
                         8/1/29                                         951,269
    886,679            FHLMC Pool #C30060, 7.50%,
                         8/1/29                                         872,587
    887,208            FNMA Pool #272894, 6.00%,
                         2/1/09                                         837,522
    185,963            FNMA Pool #426130, 6.00%,
                         5/1/13                                         175,020
    744,778            FNMA Pool #426773, 6.00%,
                         7/1/13                                         700,953
  1,162,356            FNMA Pool #252213, 6.00%,
                           1/1/14                                     1,093,960
    650,944            FNMA Pool #405425, 7.00%,
                           12/1/27                                      626,347
  1,322,814            FNMA Pool #412562, 6.50%,
                           1/1/28                                     1,241,764
    555,624            FNMA Pool #413812, 6.50%,
                           1/1/28                                       521,580
  1,250,697            FNMA Pool #406904, 7.50%,
                           4/1/28                                     1,232,433
  1,418,117            FNMA Pool #426069, 7.00%,
                           5/1/28                                     1,363,950
    946,279            FNMA Pool #437421, 6.00%,
                           9/1/28                                       862,699
    285,703            FNMA Pool #450619, 6.00%,
                           12/1/28                                      260,468
    477,199            FNMA Pool #453956, 6.00%,
                           12/1/28                                      435,051
  1,064,487            FNMA Pool #454947, 6.00%,
                           12/1/28                                      970,466
    659,522            FNMA Pool #252211, 6.00%,
                           1/1/29                                       601,269
    467,071            FNMA Pool #252212, 6.50%,
                           1/1/29                                       438,517
  1,000,000            FNMA Pool #492315, 6.50%,
                           4/1/29                                       938,257
    938,840            FNMA Pool #506995, 7.50%,
                           7/1/29                                       923,848
  1,000,000            FNMA REMIC, Series 1997-58,
                           Class PB PAC, 6.50%,
                           6/18/24                                      945,835
    411,380            GNMA Pool #230356, 7.50%,
                           8/20/17                                      407,984
    907,973            GNMA Pool #313107, 7.00%,
                           11/15/22                                     886,918
     30,948            GNMA Pool #407141, 9.25%,
                           2/15/25                                       32,180
    218,894            GNMA Pool #408099, 8.75%,
                           3/15/25                                      225,342
     35,663            GNMA Pool #407254, 9.25%,
                           3/15/25                                       37,082
    456,263            GNMA Pool #780412, 7.50%,
                           8/15/26                                      453,297
    448,924            GNMA Pool #423986, 8.00%,
                           8/15/26                                      454,864
     85,127            GNMA Pool #432437, 7.50%,
                           4/15/27                                       84,527


See Notes to Financial Statements                      www.americancentury.com 7

Premium Bond --Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

$   538,293            GNMA Pool #447692, 7.50%,
                           5/15/27                                 $    534,501
    614,663            GNMA Pool #423061, 8.00%,
                           6/15/27                                      622,019
    225,550            GNMA Pool #443782, 7.50%,
                           11/15/27                                     223,961
     78,309            GNMA Pool #461011, 7.50%,
                           11/15/27                                      77,757
    531,159            GNMA Pool #467626, 7.00%,
                           2/15/28                                      514,796
    422,333            GNMA Pool #458862, 7.50%,
                           2/15/28                                      418,955
    442,421            GNMA Pool #436277, 6.50%,
                           3/15/28                                      417,774
    700,639            GNMA Pool #471859, 7.00%,
                           4/15/28                                      679,055
     30,065            GNMA Pool #455126, 6.50%,
                           5/15/28                                       28,390
  1,897,289            GNMA Pool #458887, 6.50%,
                           5/15/28                                    1,791,595
    463,846            GNMA Pool #463891, 6.50%,
                           5/15/28                                      438,006
    986,764            GNMA Pool #469811, 7.00%,
                           12/15/28                                     956,365
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     29,847,226
                                                                   ============
  (Cost $31,086,843)

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(2) -- 8.8%
--------------------------------------------------------------------------------

  1,000,000            BMW Vehicle Owner Trust,
                           Series 1999 A, Class A3 SEQ,
                           6.41%, 4/25/03                               992,104
  1,000,000            Case Equipment Loan Trust,
                           Series 1998 B, Class A4 SEQ,
                           5.92%, 10/15/05                              980,745
  1,000,000            CIT RV Trust, Series 1997 A,
                           Class A6, 6.35%, 4/15/11                     987,975
    750,000            CIT RV Trust, Series 1998 A,
                           Class A4 SEQ, 6.09%,
                           2/15/12                                      729,761
  1,000,000            Comed Transitional Funding Trust,
                           Series 1998-1, Class A6 SEQ,
                           5.63%, 6/25/09                               917,215
    902,218            First Union-Lehman Brothers
                           Commercial Mortgage, Series
                           1998 C2, Class A1 SEQ,
                           6.28%, 6/18/07                               865,767
  1,000,000            GMAC Commercial Mortgage
                           Securities Inc., Series
                           1999 C1, Class A2 SEQ,
                           6.18%, 5/15/33                               911,880
    487,186            Money Store (The) Home Equity
                           Trust, Series 1994 B,
                           Class A4 SEQ, 7.60%, 7/15/21                 487,578
  1,000,000            Money Store (The) Home Equity
                           Trust, Series 1997 C,
                           Class AF6 SEQ, 6.67%,
                           2/15/25                                      986,995
    687,746            Nationslink Funding Corp.,
                           Series 1998-2, Class A1 SEQ,
                           6.00%, 11/20/07                              651,435
     69,469            Textron Financial Corp.
                           Receivables Trust, Series
                           1997 A, Class A, 6.05%,
                           3/16/09 (Acquired 9/18/97,
                           Cost $69,377)(3)                              69,253
    500,000            United Companies Financial Corp.,
                           Home Equity Loan, Series
                           1996 D1, Class A5, 6.92%,
                           10/15/18                                     496,778
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                         9,077,486
                                                                   ============
  (Cost $9,413,511)

--------------------------------------------------------------------------------
CORPORATE BONDS -- 32.6%
--------------------------------------------------------------------------------

AIRLINES -- 1.3%
    700,000            Continental Airlines, Inc., 8.00%,
                           12/15/05                                     639,625
    700,000            Delta Air Lines, Inc., 8.30%,
                           12/15/29 (Acquired
                           12/17/99, Cost $684,264)(3)                  674,542
                                                                   ------------
                                                                      1,314,167
                                                                   ------------
BANKS -- 3.0%
    500,000            Bank of America Corp., 6.125%,
                           7/15/04                                      476,915
  1,000,000            Bank of America Corp., 7.80%,
                           2/15/10                                    1,023,999
  1,000,000            Citigroup Inc., 5.80%, 3/15/04                   947,697
    250,000            Corestates Capital Corp., 5.875%,
                           10/15/03                                     239,012
    500,000            Fleet Boston Financial Corp.,
                           5.75%, 1/15/09                               440,000
                                                                   ------------
                                                                      3,127,623
                                                                   ------------
CHEMICALS -- 0.3%
    300,000            ARCO Chemical Co., 10.25%,
                           11/1/10                                      303,418
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.5%
    500,000            Chelsea GCA Realty Partners,
                           7.25%, 10/21/07                              460,985
                                                                   ------------

DEFENSE/AEROSPACE -- 1.7%
    700,000            Alliant Energy Resources, 7.375%,
                           11/9/09 (Acquired 11/4/99,
                           Cost $696,150)(3)                            694,017
  1,000,000            Raytheon Co., 8.20%, 3/1/06
                           (Acquired 3/3/00, Cost
                           $1,008,160)(3)                             1,008,680
                                                                   ------------
                                                                      1,702,697
                                                                   ------------

DEPARTMENT STORES -- 0.3%
    300,000            Sears, Roebuck & Co., Inc.,
                           9.375%, 11/1/11                              334,581
                                                                   ------------

DIVERSIFIED COMPANIES -- 1.4%
  1,500,000            Tyco International Group SA,
                           6.875%, 9/5/02 (Acquired
                           1/11/00, Cost $1,473,975)(3)               1,478,524
                                                                   ------------


8 1-800-345-2021                               See Notes to Financial Statements

Premium Bond -- Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.9%
--------------------------------------------------------------------------------

$   500,000            Hutchison Whampoa Financial,
                           Series B, 7.45%, 8/1/17
                           (Acquired 6/4/98-11/19/99,
                           Cost $456,855)(3)                       $    461,656
    500,000            Yorkshire Power Finance, Series B,
                           6.15%, 2/25/03                               478,281
                                                                   ------------
                                                                        939,937
                                                                   ------------
ELECTRICAL UTILITIES -- 1.0%
  1,000,000            Cilcorp, Inc., 8.70%, 10/15/09                 1,034,576
                                                                   ------------
ENERGY EQUIPMENT & SERVICES -- 0.9%
  1,000,000            Petroleum Geo-Services ASA,
                           6.625%, 3/30/08                              925,518
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 0.9%
  1,000,000            EOG Resources Inc., 6.70%,
                           11/15/06                                     954,289
                                                                   ------------
FINANCIAL SERVICES -- 2.4%
    500,000            Associates Corp., N.A., 6.625%,
                           6/15/05                                      481,803
  1,000,000            Comdisco, Inc., 6.375%,
                           11/30/01                                     977,716
  1,000,000            Ford Motor Credit Co., 6.125%,
                           4/28/03                                      967,399
                                                                   ------------
                                                                      2,426,918
                                                                   ------------
GAS & WATER UTILITIES -- 1.3%
    500,000            Columbia Energy Group, 6.80%,
                           11/28/05                                     478,756
    400,000            Duke Energy Corp., 6.875%,
                           8/1/23                                       366,858
    500,000            K N Energy, Inc., 6.45%,
                           11/30/01                                     491,916
                                                                   ------------
                                                                      1,337,530
                                                                   ------------
GOLD -- 0.4%
    450,000            Barrick Gold Corp., 7.50%,
                           5/1/07                                       451,181
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.2%
    200,000            Anixter International Inc., 8.00%,
                           9/15/03                                      198,042
                                                                   ------------
INDUSTRIAL PARTS -- 0.7%
    750,000            Caterpillar Financial Services Corp.,
                           5.90%, 9/10/02                               728,402
                                                                   ------------
INFORMATION SERVICES -- 0.7%
    750,000            KPNQwest B.V., 8.125%,
                           6/1/09                                       719,062
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.9%
  1,000,000            Conseco Inc., 6.40%, 6/15/01                     974,378
                                                                   ------------
MEDIA -- 3.2%
    250,000            British Sky Broadcasting, 6.875%,
                           2/23/09                                      229,799
    500,000            CSC Holdings Inc., 7.625%,
                           7/15/18                                      462,276
  1,000,000            CSC Holdings Inc., Series B,
                           8.125%, 7/15/09                              996,912
    500,000            Liberty Media Group, 8.25%,
                           2/1/30 (Acquired 1/26/00,
                           Cost $495,995)(3)                            484,325
  1,000,000            TCI Communications, Inc., 8.75%,
                           8/1/15                                     1,091,431
                                                                   ------------
                                                                      3,264,743
                                                                   ------------
MINING & METALS -- 0.9%
  1,000,000            Owens-Illinois Inc., 7.15%,
                           5/15/05                                      929,619
                                                                   ------------
MOTOR VEHICLES & PARTS -- 1.3%
    350,000            General Motors Corp., 7.00%,
                           6/15/03                                      348,571
  1,000,000            Lear Corp., Series B, 7.96%,
                           5/15/05                                      945,525
                                                                   ------------
                                                                      1,294,096
                                                                   ------------
OIL SERVICES -- 1.1%
    500,000            Gulf Canada Resources Ltd.,
                           8.35%, 8/1/06                                488,692
    750,000            Gulf Canada Resources Ltd.,
                           8.25%, 3/15/17                               695,993
                                                                   ------------
                                                                      1,184,685
                                                                   ------------
RAILROADS -- 1.0%
  1,000,000            Norfolk Southern Corp., 6.95%,
                           5/1/02                                       991,233
                                                                   ------------
REAL ESTATE -- 0.5%
    500,000            Spieker Properties, Inc., 6.80%,
                           12/15/01                                     493,366
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 1.5%
    500,000            Merrill Lynch & Co., Inc., 6.50%,
                           4/1/01                                       498,146
    750,000            Morgan Stanley Dean Witter & Co.,
                           7.125%, 1/15/03                              746,080
    300,000            Paine Webber Group Inc., 7.875%,
                           2/15/03                                      300,446
                                                                   ------------
                                                                      1,544,672
                                                                   ------------
TELEPHONE -- 2.4%
  1,000,000            GTE North Inc., Series H, 5.65%,
                           11/15/08                                     882,929
    300,000            MCI WorldCom, Inc., 7.55%,
                           4/1/04                                       302,860
    650,000            MCI WorldCom, Inc., 6.95%,
                           8/15/28                                      598,212
    750,000            U S West Communications,
                           7.20%, 11/1/04 (Acquired
                           10/26/99, Cost $748,575)(3)                  744,209
                                                                   ------------
                                                                      2,528,210
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 1.9%
  1,000,000            Vodafone AirTouch PLC, 7.125%,
                           7/15/01                                      996,785


See Notes to Financial Statements                      www.americancentury.com 9

Premium Bond -- Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

$ 1,000,000            Vodafone AirTouch PLC, 7.75%,
                           2/15/10 (Acquired 2/7/00,
                           Cost $993,810)(3)                       $  1,015,673
                                                                   ------------
                                                                      2,012,458
                                                                   ------------
TOTAL CORPORATE BONDS                                                33,654,910
                                                                   ============
  (Cost $34,471,558)

--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS & AGENCIES -- 1.0%
--------------------------------------------------------------------------------

    500,000            Hydro-Quebec, 8.05%, 7/7/24                      528,110
    500,000            Quebec Province, 7.50%,
                           9/15/29                                      500,557
                                                                   ------------
TOTAL SOVEREIGN
GOVERNMENTS & AGENCIES                                                1,028,667
                                                                   ============
  (Cost $1,034,202)

--------------------------------------------------------------------------------
FORWARD COMMITMENTS -- 1.9%
--------------------------------------------------------------------------------

$ 2,000,000            FNMA Purchase, 8.00%,
                           settlement 4/13/00                      $  2,004,370
                                                                   ------------
  (Cost $2,001,250)

--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 3.9%
--------------------------------------------------------------------------------

  4,000,000            FHLB Discount Notes, 6.05%,
                           4/3/00                                     4,000,000
                                                                   ------------
  (Cost $3,998,656)
TOTAL INVESTMENT SECURITIES -- 100.0%                               $103,110,051
                                                                   ============
  (Cost $105,640,999)

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
MTN = Medium Term Note

(1) Securities, or a portion thereof, have been segregated at the custodian bank for Forward Commitments.
(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at March 31, 2000, was $6,630,879 which represented 6.4% of net assets.


10 www.americancentury.com

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------
Investment securities, at value (identified cost of $105,640,999) (Note 3) ...........................   $ 103,110,051
Cash .................................................................................................         890,621
Interest receivable ..................................................................................       1,235,990
                                                                                                         -------------
                                                                                                           105,236,662
                                                                                                         -------------

----------------------------------------------------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------------------------------------------------

Payable for investments purchased ....................................................................       2,006,583
Accrued management fees (Note 2) .....................................................................          38,499
Payable for directors' fees and expenses .............................................................              60
                                                                                                         -------------
                                                                                                             2,045,142
                                                                                                         -------------
Net Assets ...........................................................................................   $ 103,191,520
                                                                                                         =============

----------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARES, $0.01 PAR VALUE
----------------------------------------------------------------------------------------------------------------------

Authorized ...........................................................................................     100,000,000
                                                                                                         =============
Outstanding ..........................................................................................      10,726,563
                                                                                                         =============
Net Asset Value Per Share ............................................................................   $        9.62
                                                                                                         =============

----------------------------------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------

Capital (par value and paid-in surplus) ..............................................................   $ 107,307,781
Accumulated net realized loss on investment transactions .............................................      (1,585,313)
Net unrealized depreciation on investments (Note 3) ..................................................      (2,530,948)
                                                                                                         -------------
                                                                                                           $103,191,52
                                                                                                         =============

See Notes to Financial Statements                     www.americancentury.com 11

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2000
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------
Income:
Interest .............................................................................................   $ 6,673,806
                                                                                                         -----------
Expenses (Note 2):
Management fees ......................................................................................       456,300
Directors' fees and expenses .........................................................................           773
                                                                                                         -----------
                                                                                                             457,073
                                                                                                         -----------
Net investment income ................................................................................     6,216,733
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
--------------------------------------------------------------------------------------------------------------------

Net realized loss on investments .....................................................................    (1,581,988)
Change in net unrealized depreciation on investments..................................................    (3,286,409)
                                                                                                         -----------
Net realized and unrealized loss on investments ......................................................    (4,868,397)
                                                                                                         -----------
Net Increase in Net Assets Resulting from Operations..................................................   $ 1,348,336
                                                                                                         ===========


12 1-800-345-2021                              See Notes to Financial Statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2000 AND MARCH 31, 1999

Increase (Decrease) in Net Assets                                          2000             1999
-----------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------
Net investment income .............................................   $   6,216,733    $   5,443,871
Net realized gain (loss) on investments ...........................      (1,581,988)         121,024
Change in net unrealized appreciation (depreciation) on investments      (3,286,409)        (511,967)
                                                                      -------------    -------------
Net increase in net assets resulting from operations ..............       1,348,336        5,052,928
                                                                      -------------    -------------
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------

From net investment income ........................................      (6,216,733)      (5,465,768)
From net realized gains on investment transactions ................              --         (489,078)
In excess of net realized gains on investment transactions ........         (15,276)              --
                                                                      -------------    -------------
Decrease in net assets from distributions .........................      (6,232,009)      (5,954,846)
                                                                      -------------    -------------

-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------

Proceeds from shares sold .........................................      55,889,212       78,926,913
Proceeds from reinvestment of distributions .......................       5,850,307        5,886,692
Payments for shares redeemed ......................................     (58,948,248)     (43,798,905)
                                                                      -------------    -------------
Net increase in net assets from capital share transactions ........       2,791,271       41,014,700
                                                                      -------------    -------------
Net increase (decrease) in net assets .............................      (2,092,402)      40,112,782
                                                                      -------------    -------------

-----------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------

Beginning of period ...............................................     105,283,922       65,171,140
                                                                      -------------    -------------
End of period .....................................................   $ 103,191,520    $ 105,283,922
                                                                      =============    =============

-----------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF THE FUND
-----------------------------------------------------------------------------------------------------

Sold ..............................................................       5,768,601        7,705,359
Issued in reinvestment of distributions ...........................         601,534          574,382
Redeemed ..........................................................      (6,072,294)      (4,269,904)
                                                                      -------------    -------------
Net increase ......................................................         297,841        4,009,837
                                                                      =============    =============


See Notes to Financial Statements                     www.americancentury.com 13

Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2000
--------------------------------------------------------------------------------
1. Organization and Summary of Significant Accounting Policies

      Organization -- American Century Premium Reserves, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Bond Fund (the fund) is one of the three funds issued by the corporation. The fund is diversified under the 1940 Act. The investment objective of the fund is to obtain a high level of income from investments in a portfolio of longer-term bonds and other debt obligations. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

      Security Valuations -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

      Security Transactions -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

      Investment Income -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

      Forward Commitments -- The fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

      Repurchase Agreements -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

      Joint Trading Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the fund's custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

      Income Tax Status -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

      Distributions to Shareholders -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

      The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

      At March 31, 2000, accumulated net ralized capital loss carryovers of $476,407 (expiring 2008) may be used to offset future taxable realized gains.

      For the five month period ended March 31, 2000, the fund incurred net capital losses of $1,101,785. The fund has elected to treat such losses as having been incurred in the following fiscal year.

      Additional Information -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


14 1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

--------------------------------------------------------------------------------
2. Transactions with Related Parties

      The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 0.45%.

      Effective March 13, 2000, American Century Investment Services, Inc.
(ACIS), became a distributor of the corporation.

      Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. Investment Transactions

      Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2000, totaled $64,737,458, of which $23,274,525, represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended March 31, 2000, totaled $62,626,396, of which $32,104,078, represented U.S. Treasury and Agency obligations.

      As of March 31, 2000, accumulated net unrealized depreciation was $2,538,231, based on the aggregate cost of investments for federal income tax purposes of $105,648,282, which consisted of unrealized appreciation of $505,383, and unrealized depreciation of $3,043,614.

--------------------------------------------------------------------------------

4. Bank Loans

      The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2000.


                                                      www.americancentury.com 15

Premium Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                                        For a Share Outstanding Throughout the Years Ended March 31

                                                              2000            1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...................  $     10.10     $     10.15     $      9.76    $      9.93    $      9.46
                                                          -----------     -----------     -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income ................................         0.61            0.59            0.61           0.61           0.61
  Net Realized and Unrealized Gain (Loss) on Investments        (0.48)             --            0.45          (0.17)          0.47
                                                          -----------     -----------     -----------    -----------    -----------
  Total From Investment Operations .....................         0.13            0.59            1.06           0.44           1.08
                                                          -----------     -----------     -----------    -----------    -----------
Distributions
  From Net Investment Income ...........................        (0.61)          (0.59)          (0.61)         (0.61)         (0.61)
  From Net Realized Gains ..............................           --           (0.05)          (0.06)            --             --
  In Excess of Net Realized Gains ......................        --(1)              --              --             --             --
                                                          -----------     -----------     -----------    -----------    -----------
  Total Distributions ..................................        (0.61)          (0.64)          (0.67)         (0.61)         (0.61)
                                                          -----------     -----------     -----------    -----------    -----------
Net Asset Value, End of Period .........................  $      9.62     $     10.10     $     10.15    $      9.76    $      9.93
                                                          ===========     ===========     ===========    ===========    ===========
  Total Return(2) ......................................         1.30%           5.88%          11.14%          4.57%         11.53%

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ......         0.45%           0.45%           0.45%          0.45%          0.43%

Ratio of Net Investment Income to Average Net Assets ...         6.15%           5.70%           6.06%          6.20%          6.08%

Portfolio Turnover .....................................           64%             71%            138%            63%            92%

Net Assets, End of Period (in thousands) ...............  $   103,192     $   105,284     $    65,171    $    21,750    $    20,280

(1)   Per-share amount was less than $0.005.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


16 1-800-345-2021                              See Notes to Financial Statements

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Premium Reserves, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Premium Bond Fund (the "Fund"), one of the funds comprising American Century Premium Reserves, Inc., as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premium Bond Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Kansas City, Missouri
May 5, 2000


                                                      www.americancentury.com 17

Retirement Account Information
--------------------------------------------------------------------------------

Retirement Account Information

      As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to with hold federal income tax prior to the withdrawal.

      When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

      Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18 1-800-345-2021

Background Information
--------------------------------------------------------------------------------

Investment Philosophy and Policies

      American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

      To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

      Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

      In addition to these principles, each fund has its own investment policies:

      Premium Bond seeks a high level of income from investment in longer-term bonds and other debt instruments. It is designed for investors whose primary goal is a level of income higher than is gener ally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.

Comparative Indices

      The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

      The Lehman Aggregate Bond Index is composed of the Lehman
Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

Lipper Rankings

      Lipper Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

      The funds in Lipper's A-Rated Corporate Debt Funds category invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

Credit Rating Guidelines

      Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

      Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. Here are the most common credit ratings and their definitions:

      AAA -- extremely strong ability to meet financial obligations.

      AA -- very strong ability to meet financial obligations.

      A -- strong ability to meet financial obligations.

      BBB -- good ability to meet financial obligations.

      BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

      It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

Investment Team Leaders

--------------------------------------------------------------------------------
 Portfolio Managers
--------------------------------------------------------------------------------
   Bud Hoops

   Jeff Houston

--------------------------------------------------------------------------------
 Credit Research Manager
--------------------------------------------------------------------------------
   Greg Afiesh


                                                      www.americancentury.com 19

Glossary
--------------------------------------------------------------------------------

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.

Yields

o 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

Portfolio Statistics

o Number of Securities -- the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Average Duration -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

o Expense Ratio -- the operating expenses of the fund, expressed as a percentage of average net assets. Share holders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Types of Fixed-Income Securities

o Asset-Backed Securities -- debt securities that represent ownership in a pool of assets, such as credit card debt, auto loans, or home equity loans.

o Corporate Bonds -- debt securities or instruments issued by companies and corporations.

o Mortgage-Backed Securities -- debt securities that represent ownership in pools of mortgage loans.

o U.S. Government Agency Securities -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

o U.S. Treasury Securities -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).


20 1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                     (Continued)

Fund Classifications

      Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

Investment Objective

      The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

o Capital Preservation -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

o Income -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

o Growth & Income -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

o Growth -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

Risk

      The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

o Conservative -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

o Moderate -- these funds generally provide moderate return potential with moderate price- fluctuation risk.

o Aggressive -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                      www.americancentury.com 21

--------------------------------------------------------------------------------

      March 31, 2000

      A M E R I C A N  C E N T U R Y(R)

                       Annual Report

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                Premium Government Reserve

                                Premium Capital Reserve

                                                                        [LOGO]
                                                                       AMERICAN
                                                                      CENTURY(R)

Premium Government Reserve
(TWPXX)
--------------------------------------------------------------------------------

Premium Capital Reserve
(TCRXX)
--------------------------------------------------------------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

      They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for your goals -- short-term and long-term. Fund Advisor helps you:

Get organized.

      Compile all your investments in one place, review their performance, and see if you're on track to meet your personal financial goals.

Get direction.

      Get recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds. This
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your goals and your life.

Get control.

      Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

      Just tell Fund Advisor about your investing style, your current investments and goals. It will analyze your investments and offer impartial recommendations to help you get on track for your future.

      To get Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you will need:

      o     Your OnePIN to log in to Fund Advisor

      o     Your latest tax return

      o     Your most recent investment account statements

      To learn more about this new tool and how it can help you better manage your financial future, select the "Online Demo" from the Fund Advisor introduction page.

*Patent pending. Fund Advisor is guided by the portfolio management expertise of leading investment professionals. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

Receive Your Annual Reports Online
--------------------------------------------------------------------------------

      Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

      o     Receive links to documents by email

      o Download select documents and file electronically to save space in your file cabinets

      o     Read documents at your convenience

      To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. Log in and take control today!

Our Message to You
--------------------------------------------------------------------------------

[PHOTO OMITTED]

[Photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

      The 12 months ended March 31, 2000, provided a nearly ideal environment for money market funds -- rising interest rates, historically low inflation, and stock market volatility. Trying to keep U.S. economic growth and inflation under control, the Federal Reserve raised short-term interest rates times five times between June 1999 and March 2000, boosting money market yields. While rates rose, inflation remained low by historical standards, which helped money market instruments maintain their purchasing power. In addition, stock market volatility made money market fund stability look attractive for investors with near-term financial goals.

      The American Century Premium Government Reserve and Premium Capital Reserve funds continued to match the performance of their peers (according to Lipper Inc., an independent mutual fund ranking service that evaluated 95 funds in Premium Government Reserve's category and 199 funds in Premium Capital Reserve's).

      We are proud of our funds' performance and the numerous ways we can help investors like you meet your goals. We are equally proud of our dedication to creating a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in 1999, when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

      We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and an essential one in our efforts to provide you with excellent investment management and service.

      As always, we appreciate your continued confidence in American Century.

Sincerely,


/s/ James E. Stowers, Jr.

James E. Stowers, Jr.
Chairman of the Board and Founder


/s/ James E. Stowers III

James E. Stowers III
Vice Chairman of the Board and
Chief Executive Officer

                               Table of Contents

  Report Highlights .......................................................    2

  Frequently Asked Questions ..............................................    3

Premium Government Reserve

  Performance Information .................................................    4

  Portfolio at a Glance ...................................................    4

  Yields ..................................................................    4

  Management Q&A ..........................................................    5

  Types of Investments ....................................................    5

  Schedule of Investments .................................................    6

Premium Capital Reserve

  Performance Information .................................................    7

  Portfolio at a Glance ...................................................    7

  Yields ..................................................................    7

  Management Q&A ..........................................................    8

  Types of Investments ....................................................    8

  Schedule of Investments .................................................    9

Financial Statements

  Statements of Assets and Liabilities ....................................   12

  Statements of Operations ................................................   13

  Statements of Changes in Net Assets .....................................   14

  Notes to Financial Statements ...........................................   15

  Financial Highlights ....................................................   16

  Independent Auditors' Report ............................................   18

Other Information

  Retirement Account Information ..........................................   19

  Background Information

     Investment Philosophy and Policies ...................................   20

     Comparative Indices ..................................................   20

     Lipper Rankings ......................................................   20

     Investment Team Leaders ..............................................   20

     Credit Rating Guidelines .............................................   20

  Glossary ................................................................   21


                                                       www.americancentury.com 1

Report Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Premium Government Reserve
                                     (TWPXX)
--------------------------------------------------------------------------------

Total Returns:                           AS OF 3/31/00

  6 Months ..........................           2.66%*

  1 Year ............................           5.03%

7-Day Current Yield:                            5.33%

Inception Date:                                4/1/93

--------------------------------------------------------------------------------
Net Assets:                             $79.4 million
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Premium Capital Reserve
                                  (TCRXX)
--------------------------------------------------------------------------------

Total Returns:                          AS OF 3/31/00

  6 Months ..........................           2.74%*

  1 Year ............................           5.18%

7-Day Current Yield:                            5.63%

Inception Date:                                4/1/93

--------------------------------------------------------------------------------
Net Assets:                            $378.7 million
--------------------------------------------------------------------------------

* Annualized.

See Total Returns on pages 4 and 7.

Investment terms are defined in the Glossary on pages 21-22.

Premium Government Reserve

o Premium Government Reserve's one-year total return was in line with the average return of the institutional U.S. government money market funds tracked by Lipper Inc. (See page 4 for detailed performance comparisons.)

o Five short-term interest rate hikes by the Federal Reserve (the Fed) were at the heart of Premium Government Reserve's higher seven-day current yield, which rose from 4.43% to 5.33% during the year.

o The catalysts for the Fed's actions were continued robust U.S. economic growth and tight labor markets, factors that often lead to inflation.

o In that environment, we added floating-rate agency notes late in 1999, when they began offering very attractive yields due in part to the market's Y2K concerns.

o We think that the Fed will likely continue to raise rates, especially if the U.S. economy continues to grow at such a robust pace, and we're positioning the portfolio for just such a backdrop.

Premium Capital Reserve

o Premium Capital Reserve's one-year total return exceeded the average return of the institutional money market funds tracked by Lipper Inc. (See page 7 for detailed performance comparisons.)

o Five short-term interest rate hikes by the Federal Reserve (the Fed) were at the heart of Premium Capital Reserve's higher seven-day current yield, which rose from 4.53% to 5.63% during the year.

o The catalysts for the Fed's actions were continued robust U.S. economic growth and tight labor markets, factors that often lead to inflation.

o Given that environment, we employed a "barbell" strategy over the last six months or so, focusing on short-term commercial paper on one end of the barbell and one-year bank CDs on the other.

o We wouldn't be at all surprised to see the Fed continue to raise rates, especially if the economy remains robust, so we are positioning Premium Capital Reserve accordingly.


2 1-800-345-2021

Money Market Funds -- Frequently Asked Questions
--------------------------------------------------------------------------------

Can I make direct deposits into my money market fund account?

      Yes. You can arrange for direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

What is the holding period on new deposits into my account?

      There is a 10-business-day holding period for deposited funds -- including your initial investment in a new account. There is a one-business-day holding period for wire transfers.

Is there a cost for writing checks on my money market account?

      As long as each check is for $100 or more, you can write as many checks as you like at no charge.

How can I keep track of my money market fund transactions between account statements?

      You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

      You can keep tabs on your investments by:

o     visiting our Web site at www.americancentury.com*

o     using our Automated Information Line (1-800-345-8765)*

o calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time
      Saturdays, 9 a.m.-2 p.m. Central time

Why does my money fund yield fluctuate?

      Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

      Keep in mind that no money market fund is guaranteed or insured by the U.S. government. And although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

If you have any questions about our money market funds, call us toll free at 1-800-345-2021 or e-mail us at our Web site, www.americancentury.com.

A faster and easier way to deposit mutual fund distributions

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

o You can have distributions deposited directly into your money market account. The money will be deposited the same day that the distributions are paid.

o Distributions can be sent electronically to your bank account. The money will be available in your bank account within three days.

Contact our Investor Relations Representatives to set up either of these options.

* Before you can make an exchange by calling an Investor Relations Representative, using our Automated Information Line, or visiting our Web site, you first must have provided us with written authorization to do so.


                                                       www.americancentury.com 3

Premium Government Reserve -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

                               -----------------------------------------------------------------------------------
                                     Premium              90-Day           Inst. U.S. Govt. Money Market Funds(2)
                               Government Reserve   Treasury Bill Index    Average Return        Fund's Ranking
                               -----------------------------------------------------------------------------------
6 Months(1) ................            2.66%              2.67%               2.65%                   --

1 Year .....................            5.03%              5.03%               5.06%              56 out of 95

------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------

3 Years ....................            5.09%              4.97%               5.15%              52 out of 77

5 Years ....................            5.16%              5.10%               5.23%              44 out of 61

Life of Fund ...............            4.74%              4.79%               4.83%(3)          32 out of 44(3)

The fund's inception date was 4/1/93.
(1)   Returns for periods less than one year are not annualized.
(2)   According to Lipper Inc., an independent mutual fund ranking service.
(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.
See pages 20-21 for more information about returns and Lipper fund rankings.

Portfolio at a Glance
--------------------------------------------------------------------------------
                                        3/31/00    3/31/99
--------------------------------------------------------------------------------
Number of Securities                       25        24

Weighted Average Maturity               72 days    51 days

Expense Ratio                             0.45%     0.45%

Yields as of March 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7-Day Current Yield                      5.33%

7-Day Effective Yield                    5.47%

Investment terms are defined in the Glossary on pages 21-22.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4 1-800-345-2021

Premium Government Reserve -- Q&A
--------------------------------------------------------------------------------

[PHOTO OMITTED]

      An interview with Beth Bunnell Hunter, a portfolio manager on the Premium Government Reserve fund investment team.

How did Premium Government Reserve perform for the fiscal year ended March 31, 2000?

      Premium Government Reserve's one-year total return of 5.03% was in line with the 5.06% average return of the 95 "Institutional U.S. Government Money Market Funds" tracked by Lipper Inc. (See page 4 for other performance comparisons.)

Premium Government Reserve's seven-day current yield rose from 4.43% to 5.33% during the year. What sparked that increase?

      Five short-term interest rate hikes by the Federal Reserve (the Fed) were at the heart of Premium Government Reserve's higher yield. The Fed raised the federal funds rate target (an influential overnight bank lending rate) from 4.75% to 6.00%. As Premium Government Reserve's investments matured, we replaced them with higher-yielding securities.

What prompted the Fed to raise rates?

      The catalysts for the Fed's actions were continued robust U.S. economic growth and tight labor markets. These two factors can often lead to inflation. And although consumer prices were surprisingly well behaved for most of the period, recent evidence indicates that inflation may be on the rise.

Given that environment, what types of securities did you favor?

      We added floating-rate agency notes late in 1999, when they began offering very attractive yields. At that time, many investors hesitated to buy floating-rate agency securities with interest rates tied to Treasury bills because they expected Treasury yields to fall sharply in anticipation of Y2K. We viewed this situation as an opportunity to lock in very attractive yields for the fund.

What is your outlook for interest rates?

      We think that the Fed will likely continue to raise rates, especially if the U.S. economy continues to grow at such a robust pace. Our economy grew at a 7.3% annual rate in the fourth quarter of 1999, the fastest growth rate since mid-1984. The initial estimate of growth during the first quarter of 2000 was only slightly less vibrant, coming in at a 5.4% annual clip.

      That growth has also resulted in signs of rising inflation -- the March consumer inflation report revealed that retail prices jumped by 0.7%, propelled by a nearly 5% rise in energy prices.

Given that outlook, what are your plans for the portfolio?

      We're positioning the portfolio for higher rates. That means we will probably keep the portfolio's weighted average maturity fairly neutral to its Lipper peers for now. We also plan to continue monitoring the relative values of agency securities, adding to or subtracting from the portfolio's positions as conditions warrant.

   [The following table was depicted as a pie chart in the printed material.]

Types of Investments in the Portfolio
--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

o Floating-Rate Agency Notes                                       36%

o Government Agency Discount Notes                                 30%

o Government Agency Notes                                          23%

o Treasury Bills                                                   11%

   [The following table was depicted as a pie chart in the printed material.]

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

o Floating-Rate Agency Notes                                      32%

o Government Agency Discount Notes                                50%

o Government Agency Notes                                         13%

o Temporary Cash Investments                                       5%

Investment terms are defined in the Glossary on pages 21-22.


                                                       www.americancentury.com 5

Premium Government Reserve -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TREASURY BILLS(1) -- 11.5%
--------------------------------------------------------------------------------

$10,000,000  U.S. Treasury Bills, 6.01%,
               4/18/00                                               $ 9,971,636
                                                                     -----------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1) -- 29.7%
--------------------------------------------------------------------------------

  3,600,000  FHLB Discount Notes, 6.05%,
               4/3/00                                                  3,598,790

  2,578,000  FHLB Discount Notes, 5.78%,
               5/17/00                                                 2,558,960

  5,000,000  FHLMC Discount Notes, 5.83%,
               5/25/00                                                 4,956,313

  3,000,000  FHLMC Discount Notes, 6.28%,
               3/29/01                                                 2,811,600

  2,000,000  FNMA Discount Notes, 5.72%,
               4/10/00                                                 1,997,140

  2,000,000  FNMA Discount Notes, 5.80%,
               6/8/00                                                  1,978,089

  5,000,000  FNMA Discount Notes, 5.94%,
               6/15/00                                                 4,938,083

  3,000,000  FNMA Discount Notes, 5.79%,
               7/20/00                                                 2,946,925
                                                                     -----------
TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES                                                 25,785,900
                                                                     -----------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES(1) -- 58.8%
--------------------------------------------------------------------------------

  2,000,000  FFCB MTN, VRN, 6.18%, 4/1/00,
               resets monthly off the 3-month
               T-Bill rate plus 0.36% with
               no caps                                                 1,999,984

  2,000,000  FHLB, 5.05%, 4/26/00                                      1,999,940

  4,000,000  FHLB, 5.08%, 4/28/00                                      3,999,956

  3,000,000  FHLB, 5.56%, 7/14/00                                      2,995,815

  2,000,000  FHLB, 6.375%, 1/24/01                                     1,999,722

  4,000,000  FHLB, VRN, 6.35%, 4/5/00,
               resets weekly off the 3-month
               T-Bill rate plus 0.46% with
               no caps                                                 3,999,950

  2,000,000  FHLMC MTN, 6.50%, 1/19/01                                 2,000,000

  2,000,000  FNMA, 9.20%, 9/11/00                                      2,027,365

  3,000,000  FNMA, 6.57%, 2/22/01                                      3,000,000

  5,000,000  FNMA, VRN, 5.93%, 6/6/00,
               resets quarterly off the 3-month
               LIBOR minus 0.1875% with
               no caps                                                 5,000,000

  2,100,000  FNMA MTN, Series B, 5.21%,
               10/13/00                                                2,085,757

  3,000,000  FNMA MTN, Series B, VRN,
               5.74%, 4/3/00, resets monthly
               off the 1-month LIBOR minus
               0.1825% with no caps                                    2,999,109

  4,000,000  SLMA, VRN, 6.34%, 4/4/00,
               resets weekly off the 3-month
               T-Bill rate plus 0.45% with
               no caps                                                 3,998,362

  3,000,000  SLMA, VRN, 6.36%, 4/4/00,
               resets quarterly off the 3-month
               T-Bill rate plus 0.47% with
               no caps                                                 3,000,000

  5,000,000  SLMA MTN, Series HC, VRN, 6.65%,
               4/4/00, resets quarterly off the
               3-month T-Bill rate plus 0.70%
               with no caps                                            5,012,371

  5,000,000  SLMA MTN, VRN, 6.39%,
               4/4/00, resets weekly off the
               3-month T-Bill rate plus 0.50%
               with no caps                                            4,999,521
                                                                     -----------

TOTAL U.S. GOVERNMENT AGENCY SECURITIES                               51,117,852
                                                                     -----------

TOTAL INVESTMENT SECURITIES -- 100.0%                                $86,875,388
                                                                     ===========

Notes to Schedule of Investments

FFCB   = Federal Farm Credit Bank
FHLB   = Federal Home Loan Bank
FHLMC  = Federal Home Loan Mortgage Corporation
FNMA   = Federal National Mortgage Association
LIBOR  = London Interbank Offered Rate
MTN    = Medium Term Note
resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SLMA   = Student Loan Marketing Association
VRN    = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective March 31, 2000.

(1) The rates for U.S. Treasury Bills and the U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency Securities are the stated coupon rates.


6 1-800-345-2021                               See Notes to Financial Statements

Premium Capital Reserve -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

                            ----------------------------------------------------------------------------------
                            Premium Capital          90-Day              Institutional Money Market Funds(2)
                               Reserve         Treasury Bill Index       Average Return      Fund's Ranking
                            ----------------------------------------------------------------------------------
6 Months(1) .............        2.74%                 2.67%                 2.72%                  --

1 Year ..................        5.18%                 5.03%                 5.15%            103 out of 199

--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------------------------------------

3 Years .................        5.23%                 4.97%                 5.24%             91 out of 162

5 Years .................        5.28%                 5.10%                 5.31%             70 out of 127

Life of Fund ............        4.84%                 4.79%                 4.93%(3)         51 out of 80(3)

The fund's inception date was 4/1/93.
(1)   Returns for periods less than one year are not annualized.
(2)   According to Lipper Inc., an independent mutual fund ranking service.
(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.
See pages 21-22 for more information about returns and Lipper fund rankings.

Portfolio at a Glance
--------------------------------------------------------------------------------
                                             3/31/00       3/31/99
--------------------------------------------------------------------------------

Number of Securities                            54           61

Weighted Average Maturity                    59 days      72 days

Expense Ratio                                  0.45%        0.45%

Yields as of March 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7-Day Current Yield                            5.63%

7-Day Effective Yield                          5.79%

Investment terms are defined in the Glossary on pages 21-22.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                       www.americancentury.com 7

Premium Capital Reserve -- Q&A
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

Types of Investments in the Portfolio
--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

o Commercial Paper                                                 80%

o Certificates of Deposit                                           8%

o Variable-Rate Notes                                               7%

o Other                                                             5%

   [The following table was depicted as a pie chart in the printed material.]

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

o Commercial Paper                                                 71%

o Certificates of Deposit                                          11%

o Variable-Rate Notes                                              11%

o Bank Notes                                                        3%

o Asset-Backed Securities                                           2%

o Other                                                             2%

Investment terms are defined in the Glossary on pages 21-22.

[PHOTO OMITTED]

      An interview with John Walsh, a portfolio manager on the Premium Capital Reserve fund investment team.

How did Premium Capital Reserve perform for the fiscal year ended March 31, 2000?

      Premium Capital Reserve's one-year total return of 5.18% exceeded the 5.15% average return of the 199 "Institutional Money Market Funds" tracked by Lipper Inc. The fund's longer-term performance was also competitive. (See page 7 for other performance comparisons.)

Premium Capital Reserve's seven-day current yield rose from 4.53% to 5.63% during the year. What sparked that increase?

      Five short-term interest rate hikes by the Federal Reserve were at the heart of Premium Capital Reserve's higher yield. The Fed raised the federal funds rate target (an influential overnight bank lending rate) from 4.75% to 6.00%. As Premium Capital Reserve's investments matured, we replaced them with higher-yielding securities.

What prompted the Fed to raise rates?

      The catalysts for the Fed's actions were continued robust U.S. economic growth and tight labor markets. These two factors can often lead to inflation. And although prices were surprisingly well behaved for most of the period, recent evidence indicates that inflation may finally be on the rise.

Given that environment, how did you position the portfolio?

      Over the last six months or so, we employed a "barbell" strategy, focusing on short-term commercial paper with maturities of 30 to 90 days on one end of the barbell and one-year bank CDs on the other, with very little in between. We kept a significant percentage of the portfolio invested in very short-term investments to take advantage of increasing rates. This approach also shortened the fund's weighted average maturity, which eased from 72 days when the period began, to 59 days by the end of March.

      On the long end, we bought CDs late in 1999 that offered yields that factored in the rate increases we were anticipating. By adding those CDs to the portfolio, we were able to slightly boost Premium Capital Reserve's yield.

What is your interest rate outlook, and what are your plans for the portfolio?

      We wouldn't be at all surprised to see the Fed continue to raise rates, especially if the economy continues to exhibit such surprising strength. However, rates have already been raised five times, which could dampen economic growth enough to preclude the need for the Fed to intervene strongly.

      Along those lines, we're positioning the portfolio for higher rates. That means we will continue to purchase short-term securities that allow us to quickly capture any rate increases. We will also strategically purchase one-year securities when we think their yields reflect our expectations for higher rates.


8 1-800-345-2021

Premium Capital Reserve -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMERCIAL PAPER(1) -- 80.2%
--------------------------------------------------------------------------------

BANKS -- 13.0%

$13,980,000   BIL North America, Inc.,
                5.90%-5.95%, 5/12/00                                $ 13,885,750

 11,300,000   Fortis Funding LLC,
                5.95%-6.12%,
                6/23/00-7/17/00 (Acquired
                1/18/00-3/29/00, Cost $11,028,719)(2)                 11,115,535

  3,000,000   Garanti Funding Corp. II, 5.97%,
                6/6/00 (LOC: Bayerische Hypo
                Vereinsbank AG) (Acquired
                10/22/99, Cost $2,888,063)(2)                          2,967,165

  2,300,000   Pemex Capital, Inc., 6.00%,
                6/27/00                                                2,266,650

  7,000,000   PNC Funding Corp., 5.86%,
                4/3/00                                                 6,997,721

  7,000,000   Spintab-Swedmortgage AB,
                5.92%-5.97%,
                6/9/00-6/15/00                                         6,918,121

  5,100,000   UBS Finance (Delaware) Inc.,
                6.28%, 4/3/00                                          5,098,221
                                                                    ------------
                                                                      49,249,163
                                                                    ------------

CHEMICALS -- 2.6%

 10,000,000   Formosa Plastics Corp. USA,
                5.85%-5.92%,
                4/5/00-5/9/00                                          9,954,765
                                                                    ------------

CREDIT CARD & TRADE RECEIVABLES -- 7.7%

 15,900,000   Dakota Certificates (Citibank),
                5.87%-5.97%,
                4/6/00-5/11/00 (Acquired
                12/6/99-3/10/00, Cost $15,667,613)(2)                 15,848,324

 13,475,000   WCP Funding Inc., 5.84%-6.05%,
                4/11/00-5/15/00 (Acquired
                2/4/00-3/16/00, Cost $13,331,327)(2)                  13,422,672
                                                                    ------------
                                                                      29,270,996
                                                                    ------------

ELECTRICAL UTILITIES -- 5.0%

  8,500,000   Enron Funding Corp., 6.09%,
                5/22/00-5/30/00 (Acquired
                3/27/00-3/28/00, Cost $8,415,332)(2)                   8,421,929

 10,940,000   National Rural Utilities Cooperative
                Finance Corp., 6.10%-6.18%,
                6/12/00-10/16/00                                      10,673,035
                                                                    ------------
                                                                      19,094,964
                                                                    ------------

ENERGY RESERVES & PRODUCTION -- 5.5%

  9,000,000   Chevron Transport Corp.,
                5.90%-6.09%,
                5/23/00-6/22/00 (Acquired
                2/16/00-3/24/00, Cost $8,860,286)(2)                   8,896,553

 12,000,000   Sand Dollar Funding LLC,
                5.85%-5.98%,
                4/12/00-5/25/00 (Acquired
                2/9/00-3/10/00, Cost $11,859,649)(2)                  11,935,876
                                                                    ------------
                                                                      20,832,429
                                                                    ------------

FINANCIAL SERVICES -- 20.9%

 12,800,000   Corporate Receivables Corp.,
                5.83%-5.85%,
                4/5/00-4/18/00 (Acquired
                1/21/00-2/10/00, Cost
                $12,653,735)(2)                                       12,773,528

  9,000,000   Countrywide Home Loans, Inc.,
                5.90%-5.96%,
                4/11/00-4/25/00                                        8,976,846

  2,180,000   Falcon Asset Securities Corp.,
                5.87%, 4/17/00 (Acquired
                1/20/00, Cost $2,148,719)(2)                           2,174,313

  2,600,000   General Electric Capital Corp.,
                6.04%, 5/19/00                                         2,579,061

  5,000,000   General Electric Capital
                International Funding, 5.90%,
                5/2/00                                                 4,974,597

  4,500,000   GMAC Mortgage Corp., 5.91%,
                4/3/00                                                 4,498,522

 13,228,000   Old Line Funding Corp.,
                5.86%-5.92%,
                4/12/00-5/8/00 (Acquired
                2/7/00-3/3/00, Cost
                $13,098,853)(2)                                       13,180,896

  7,000,000   Quincy Capital Corp.,
                5.85%-5.88%,
                4/6/00-4/10/00 (Acquired
                2/15/00-2/29/00, Cost
                $6,946,760)(2)                                         6,992,340

  6,700,000   Receivables Capital Corp.,
                5.89%-5.96%,
                4/11/00-4/19/00 (Acquired
                3/10/00-3/13/00, Cost
                $6,661,362)(2)                                         6,683,662

 16,435,000   Windmill Funding Corp.,
                5.85%-5.88%,
                4/5/00-4/25/00 (Acquired
                2/3/00-2/25/00, Cost
                $16,275,347)(2)                                       16,405,743
                                                                    ------------
                                                                      79,239,508
                                                                    ------------

FOOD & BEVERAGE -- 1.2%

  4,600,000   Diageo plc, 5.80%, 4/19/00
                (Acquired 1/19/00, Cost
                $4,532,559)(2)                                         4,586,660
                                                                    ------------

LIFE & HEALTH INSURANCE -- 7.7%

 13,700,000   Allianz of America Inc.,
                5.85%-6.07%,
                4/20/00-6/16/00 (Acquired
                2/3/00-3/20/00, Cost
                $13,512,161)(2)                                       13,579,245


See Notes to Financial Statements                      www.americancentury.com 9

Premium Capital Reserve -- Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$  5,200,000  American Family Financial
                Services, Inc., 5.94%,
                8/7/00-8/25/00                                    $    5,083,642

  10,500,000  General Electric Financial
                Assurance Holdings,
                5.84%-5.87%,
                4/10/00-4/14/00 (Acquired
                2/16/00-3/1/00, Cost $10,411,731)(2)                  10,479,924
                                                                  --------------
                                                                      29,142,811
                                                                  --------------

OIL REFINING -- 3.3%

 12,400,000   Motiva Enterprises LLC,
                5.80%-6.04%,
                4/13/00-5/24/00                                       12,337,584
                                                                  --------------

PROPERTY & CASUALTY INSURANCE -- 1.7%

  6,800,000   AEGON Funding Corp.,
                6.23%-6.29%,
                10/4/00-12/13/00 (Acquired
                3/23/00-3/30/00, Cost $6,537,599)(2)                   6,543,599
                                                                  --------------

SECURITIES & ASSET MANAGEMENT -- 7.8%

 10,000,000   Credit Suisse First Boston Inc.,
                5.91%-6.07%,
                5/17/00-9/5/00 (Acquired
                2/8/00-3/9/00, Cost
                $9,766,988)(2)                                         9,829,881

 11,000,000   Merrill Lynch & Co., Inc.,
                5.83%-5.87%,
                4/4/00-4/18/00                                        10,983,069

  9,000,000   Morgan Stanley Dean Witter &
                Co., 5.84%-5.86%,
                4/14/00-4/26/00                                        8,971,217
                                                                  --------------
                                                                      29,784,167
                                                                  --------------

SEMICONDUCTOR -- 3.8%

 14,341,000   Invensys plc, 5.90%-6.07%,
                5/12/00-7/19/00 (Acquired
                1/20/00-3/24/00, Cost $14,070,534)(2)                 14,191,069
                                                                  --------------

TOTAL COMMERCIAL PAPER                                               304,227,715
                                                                  --------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 1.0%
--------------------------------------------------------------------------------

  4,000,000   FHLMC MTN, 6.50%, 1/19/01                                4,000,000
                                                                  --------------

--------------------------------------------------------------------------------
CORPORATE DEBT -- 6.3%
--------------------------------------------------------------------------------

BANKS -- 0.7%

  2,500,000   Bank One Corp. MTN, Series B,
                VRN, 6.12%, 5/9/00, resets
                quarterly off the 3-month
                LIBOR plus 0.02% with no caps                          2,500,000
                                                                  --------------

FINANCIAL SERVICES -- 2.3%

   3,000,000  Abbey National Treasury Services
                PLC MTN, Series 1A, 5.97%,
                8/14/00                                                2,999,576

  1,750,000   General Electric Capital Corp.
                MTN, Series A, 5.76%,
                4/24/00                                                1,749,666

  4,000,000   General Electric Capital Corp.
                MTN, Series A, VRN,  5.98%,
                4/13/00, resets quarterly off
                the 3-month LIBOR minus
                0.05% with no caps                                     4,000,000
                                                                  --------------
                                                                       8,749,242
                                                                  --------------

LIFE & HEALTH INSURANCE -- 3.3%

  3,000,000   Jackson National Life Insurance
                Co., VRN, 6.16%, 4/10/00,
                resets monthly off the 1-month
                LIBOR plus 0.19% with no
                caps (Acquired 6/8/99, Cost $3,000,000)(2)             3,000,000

  5,000,000   Transamerica Asset Funding Corp.,
                VRN, 6.16%, 5/1/00, resets
                quarterly off the 3-month
                LIBOR plus 0.11% with no
                caps (Acquired 11/9/99, Cost
                $5,000,000)(2)                                         5,000,000

  4,600,000   Travelers Insurance Company
                (The), VRN, 6.01%-6.16%,
                4/10/00-4/24/00, resets
                monthly off the 1-month
                LIBOR plus 0.04% with no
                caps (Acquired 5/19/99-6/4/99,
                Cost $4,600,000)(2)                                    4,600,000
                                                                  --------------
                                                                      12,600,000
                                                                  --------------

TOTAL CORPORATE DEBT                                                  23,849,242
                                                                  --------------

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(3) -- 1.4%
--------------------------------------------------------------------------------

    265,364   Americredit Automobile
                Receivables Trust, Series
                1999 C, Class A1A SEQ,
                5.67%, 9/5/00                                            265,364

    128,676   ANRC Auto Owner Trust, Series
                1999 A, Class A1 SEQ, 6.17%,
                10/16/00                                                 128,676

    821,761   New Holland Equipment
                Receivables Trust, Series 1999 A,
                Class A1 SEQ, 6.15%, 11/15/00
                (Acquired 11/5/99, Cost $821,761)(2)                     821,761

  4,000,000   WFS Financial Owner Trust,
                Series 2000 A, Class A1 SEQ,
                6.28%, 3/20/01                                         4,000,000
                                                                  --------------

TOTAL ASSET-BACKED SECURITIES                                          5,215,801
                                                                  --------------


10 1-800-345-2021                              See Notes to Financial Statements

Premium Capital Reserve -- Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 8.3%
--------------------------------------------------------------------------------

$ 3,100,000   American Express Centurion
                Bank, 5.87%, 4/6/00                                 $  3,100,000

  5,000,000   Canadian Imperial Bank of
                Commerce (New York), 5.90%,
                4/19/00                                                4,999,720

  8,000,000   National Westminster Bank PLC
                (New York), 6.79%-6.87%,
                3/28/01-4/3/01                                         7,997,740

  9,000,000   Royal Bank of Canada (New
                York), 6.44%-6.48%,
                1/5/01-1/10/01                                         8,996,696

  6,500,000   UBS AG, 5.29%-5.46%,
                5/19/00-6/5/00                                         6,499,555
                                                                    ------------

TOTAL CERTIFICATES OF DEPOSIT                                         31,593,711
                                                                    ------------

--------------------------------------------------------------------------------
BANK NOTES -- 2.8%
--------------------------------------------------------------------------------

  4,000,000   Bank of America N.A., 5.99%,
                5/16/00                                                4,000,000

  4,000,000   U.S. Bank, NA Minnesota, VRN,
                5.88%, 4/19/00, resets
                monthly off the 1-month
                LIBOR minus 0.12% with
                no caps                                                3,999,868

  2,500,000   U.S. Bank, NA Minnesota, VRN,
                5.95%, 4/19/00, resets
                monthly off the 1-month LIBOR
                minus 0.05% with no caps                               2,499,539
                                                                    ------------

TOTAL BANK NOTES                                                      10,499,407
                                                                    ------------

TOTAL INVESTMENT SECURITIES -- 100.0%                               $379,385,876
                                                                    ============

Notes to Schedule of Investments

FHLMC  = Federal Home Loan Mortgage Corporation
LIBOR  = London Interbank Offered Rate
LOC    = Letter of Credit
MTN    = Medium Term Note
resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRN    = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective March 31, 2000.

(1)   The rates for commercial paper are the yield to maturity at purchase.
(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2000, was $203,450,675, which represented 53.7% of net assets. Restricted securities considered illiquid represent 3.3% of net assets.
(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average maturity.


See Notes to Financial Statements                    www.americancentury.com  11

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                                                               PREMIUM             PREMIUM
                                                                                              GOVERNMENT           CAPITAL
MARCH 31, 2000                                                                                 RESERVE             RESERVE

-------------------------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Investment securities, at value (amortized cost and cost for federal income tax purposes)   $    86,875,388    $   379,385,876
Cash ....................................................................................         2,097,663          1,446,152
Interest receivable .....................................................................           626,752          1,028,673
                                                                                            ---------------    ---------------
                                                                                                 89,599,803        381,860,701
                                                                                            ---------------    ---------------

-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------

Payable for investments purchased .......................................................         2,811,600          2,999,147
Payable for capital shares redeemed .....................................................         7,347,658                 --
Accrued management fees (Note 2) ........................................................            31,954            142,368
Payable for directors' fees and expenses ................................................                50                224
Accrued expenses and other liabilities ..................................................                10                140
                                                                                            ---------------    ---------------
                                                                                                 10,191,272          3,141,879
                                                                                            ---------------    ---------------
Net Assets ..............................................................................   $    79,408,531    $   378,718,822
                                                                                            ===============    ===============

-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES, $0.01 PAR VALUE
-------------------------------------------------------------------------------------------------------------------------------

Authorized ..............................................................................     1,000,000,000      1,000,000,000
                                                                                            ===============    ===============
Outstanding .............................................................................        79,411,225        378,718,833
                                                                                            ===============    ===============
Net Asset Value Per Share ...............................................................             $1.00              $1.00
                                                                                            ===============    ===============

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------------

Capital (par value and paid-in surplus) .................................................   $    79,411,225    $   378,718,834
Accumulated net realized loss on investment transactions ................................            (2,694)               (12)
                                                                                            ---------------    ---------------
                                                                                            $    79,408,531    $   378,718,822
                                                                                            ===============    ===============


12 1-800-345-2021                              See Notes to Financial Statements

Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                                         PREMIUM        PREMIUM
                                                        GOVERNMENT      CAPITAL
YEAR ENDED MARCH 31, 2000                                RESERVE        RESERVE

---------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------
Income:

Interest ...........................................   $ 4,788,220    $17,466,300
                                                       -----------    -----------

Expenses (Note 2):

Management fees ....................................       404,059      1,420,009
Directors' fees and expenses .......................           690          2,340
                                                       -----------    -----------
                                                           404,749      1,422,349
                                                       -----------    -----------

Net investment income ..............................     4,383,471     16,043,951
                                                       -----------    -----------

Net realized gain (loss) on investments ............        (2,694)         7,716
                                                       -----------    -----------

Net Increase in Net Assets Resulting from Operations   $ 4,380,777    $16,051,667
                                                       ===========    ===========


See Notes to Financial Statements                    www.americancentury.com  13

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2000 AND MARCH 31, 1999

                                              ------------------------------    ------------------------------
                                                 PREMIUM GOVERNMENT RESERVE        PREMIUM CAPITAL RESERVE
                                              ------------------------------    ------------------------------
Increase (Decrease) in Net Assets                  2000            1999             2000             1999

--------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income .....................   $   4,383,471    $   3,379,825    $  16,043,951    $  10,460,773
Net realized gain (loss) on investments ...          (2,694)           5,484            7,716            1,320
                                              -------------    -------------    -------------    -------------
Net increase in net assets resulting
  from operations .........................       4,380,777        3,385,309       16,051,667       10,462,093
                                              -------------    -------------    -------------    -------------

--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------

From net investment income ................      (4,383,471)      (3,379,825)     (16,043,951)     (10,460,773)
From net realized gains on
  investment transactions .................              --           (5,104)          (4,674)              --
                                              -------------    -------------    -------------    -------------
Decrease in net assets from distributions .      (4,383,471)      (3,384,929)     (16,048,625)     (10,460,773)
                                              -------------    -------------    -------------    -------------

--------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------------

Proceeds from shares sold .................     385,615,932      483,425,779      576,548,075      533,120,417
Proceeds from reinvestment of distributions       4,334,708        3,241,460       15,425,655        9,901,509
Payments for shares redeemed ..............    (431,832,940)    (409,868,798)    (489,306,402)    (449,461,484)
                                              -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
  capital share transactions ..............     (41,882,300)      76,798,441      102,667,328       93,560,442
                                              -------------    -------------    -------------    -------------
Net increase (decrease) in net assets .....     (41,884,994)      76,798,821      102,670,370       93,561,762

--------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------

Beginning of period .......................     121,293,525       44,494,704      276,048,452      182,486,690
                                              -------------    -------------    -------------    -------------
End of period .............................   $  79,408,531    $ 121,293,525    $ 378,718,822    $ 276,048,452
                                              =============    =============    =============    =============

--------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF THE FUNDS
--------------------------------------------------------------------------------------------------------------

Sold ......................................     385,615,932      483,425,779      576,548,075      533,120,417
Issued in reinvestment of distributions ...       4,334,708        3,241,460       15,425,654        9,901,509
Redeemed ..................................    (431,832,940)    (409,868,798)    (489,306,402)    (449,461,484)
                                              -------------    -------------    -------------    -------------
Net increase (decrease) ...................     (41,882,300)      76,798,441      102,667,327       93,560,442
                                              =============    =============    =============    =============


14 1-800-345-2021                              See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2000

--------------------------------------------------------------------------------
1. Organization and Summary of Significant Accounting Policies

      Organization -- American Century Premium Reserves, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Government Reserve Fund (Government Reserve) and Premium Capital Reserve Fund (Capital Reserve) (the funds) are two of the three funds issued by the corporation. The funds are diversified under the 1940 Act. The investment objective of Government Reserve and Capital Reserve is to obtain as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. The following significant accounting policies are in accordance with generally accepted accounting principles; the policies may require the use of estimates by fund management.

      Security Valuations -- Securities are valued at amortized cost, which approximates current value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

      Security Transactions -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

      Investment Income -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

      Repurchase Agreements -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

      Joint Trading Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the funds' custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

      Income Tax Status -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

      Distributions to Shareholders -- Distributions from net investment income are declared daily and distributed monthly. The funds do not expect to realize any long-term capital gains and, accordingly do not expect to pay any long-term capital gains distributions.

      The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

      At March 31, 2000, accumulated net realized short-term capital loss carryovers of $2,687 for Capital Reserve (expiring in 2008) may be used to offset future taxable gains.

      Additional Information -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

      The corporation has entered into a Management Agreement with ACIM that provides the funds with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's average daily closing net assets during the previous month. The annual management fee for each fund is 0.45%.

      Effective March 13, 2000, American Century Investment Services, Inc.
(ACIS), became a distributor of the corporation.

      Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.


                                                      www.americancentury.com 15

Premium Government Reserve -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                        For a Share Outstanding Throughout the Years Ended March 31

                                                            2000        1999        1998         1997        1996

-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .................      $1.00       $1.00       $1.00        $1.00       $1.00
                                                          -------    --------     -------      -------     -------
Income From Investment Operations

  Net Investment Income ..............................       0.05        0.05        0.05         0.05        0.05
                                                          -------    --------     -------      -------     -------
Distributions

  From Net Investment Income .........................      (0.05)      (0.05)      (0.05)       (0.05)      (0.05)
                                                          -------    --------     -------      -------     -------
Net Asset Value, End of Period .......................      $1.00       $1.00       $1.00        $1.00       $1.00
                                                          =======    ========     =======      =======     =======
  Total Return(1) ....................................       5.03%       4.98%       5.25%        5.07%       5.49%

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ....       0.45%       0.45%       0.45%        0.45%       0.44%

Ratio of Net Investment Income to Average Net Assets .       4.89%       4.82%       5.13%        4.96%       5.30%

Net Assets, End of Period (in thousands) .............    $79,409    $121,294     $44,495      $38,838     $26,191

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


16 1-800-345-2021                              See Notes to Financial Statements

Premium Capital Reserve -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                        For a Share Outstanding Throughout the Years Ended March 31

                                                            2000        1999        1998         1997        1996

-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ..................     $1.00       $1.00       $1.00        $1.00       $1.00
                                                         --------    --------    --------     --------    --------
Income From Investment Operations

  Net Investment Income ...............................      0.05        0.05        0.05         0.05        0.05
                                                         --------    --------    --------     --------    --------

Distributions

  From Net Investment Income ..........................     (0.05)      (0.05)      (0.05)       (0.05)      (0.05)
                                                         --------    --------    --------     --------    --------
Net Asset Value, End of Period ........................     $1.00       $1.00       $1.00        $1.00       $1.00
                                                         ========    ========    ========     ========    ========
  Total Return(1) .....................................      5.18%       5.14%       5.38%        5.13%       5.58%

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets .....      0.45%       0.45%       0.45%        0.45%       0.45%

Ratio of Net Investment Income to Average Net Assets ..      5.09%       4.99%       5.26%        5.01%       5.50%

Net Assets, End of Period (in thousands) ..............  $378,719    $276,048    $182,487     $153,958    $133,417

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements                     www.americancentury.com 17

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Premium Reserves, Inc.:

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Premium Government Reserve and Premium Capital Reserve, (collectively the "Funds"), two of the funds comprising American Century Premium Reserves, Inc., as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Premium Government Reserve and Premium Capital Reserve as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 5, 2000


18 1-800-345-2021

Retirement Account Information
--------------------------------------------------------------------------------

Retirement Account Information

      As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

      When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

      Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                      www.americancentury.com 19

Background Information
--------------------------------------------------------------------------------

Investment Team Leaders

--------------------------------------------------------------------------------
Premium Government Reserve
--------------------------------------------------------------------------------

   Beth Bunnell Hunter

--------------------------------------------------------------------------------
Premium Capital Reserve
--------------------------------------------------------------------------------

   John Walsh

Credit Rating Guidelines

      Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

      A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

o     A-1+: extremely strong ability to meet financial obligations.

o     A-1: strong ability to meet financial obligations.

o     A-2: satisfactory ability to meet financial obligations.

      It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

Investment Philosophy and Policies

      American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

      To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

      Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

      In addition to these principles, each fund has its own investment policies:

      Premium Government Reserve and Premium Capital Reserve seek to provide interest income while maintaining a stable share price. Premium Government Reserve invests in U.S. government money market securities, while Premium Capital Reserve invests in a diversified portfolio of money market securities.

      An investment in the funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

Comparative Indices

      The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

      The 90-Day Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Lipper Rankings

      Lipper Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

      The Lipper categories for the Premium Reserve Money Market funds are:

      Institutional U.S. Government Money Market Funds (Premium Government Reserve) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

      Institutional Money Market Funds (Premium Capital Reserve) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest in high-quality financial instruments rated in the top two grades.

      But unlike most of the funds in their Lipper categories, the Premium Reserve Money Market funds are not really institutional funds. Instead, they are intended for high-net-worth individual investors. Institutional funds typically have higher minimum balance requirements (often $1 million or more) and, more importantly, lower expenses. The Premium Reserve Money Market funds' higher expenses give them a disadvantage compared with their Lipper group.

      However, the Premium Reserve Money Market funds have lower expenses than the average non-institutional money market fund (according to Lipper), so they can offer attractive yields to individuals able to meet their $100,000 investment minimum.


20 1-800-345-2021

Glossary
--------------------------------------------------------------------------------

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-17.

Yields

o 7-Day Current Yield is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

o 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

Portfolio Statistics

o Number of Securities -- the number of different securities held by the fund on a given date.

o Weighted Average Maturity (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Expense Ratio -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Types of Money Market Securities

o Asset-Backed Securities -- debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

o Bank Notes-- promissory notes issued in the U.S. by domestic commercial banks.

o Certificates of Deposit (CDs) -- CDs represent a bank's obligation to repay money deposited with it for a specified period of time.

o Commercial Paper (CP) -- short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues.

o Repurchase Agreements (Repos) -- short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). The fund does not own the security; instead, the security serves as collateral for the agreement.

o U.S. Government Agency Notes -- intermediate-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 397 days or less.

o U.S. Government Agency Discount Notes -- short-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued at a discount and achieve full value at maturity (typically one year or less).

o Variable-Rate Notes (VRNs) -- debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate.


                                                      www.americancentury.com 21

Glossary
--------------------------------------------------------------------------------
                                                                     (Continued)

Fund Classifications

      Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

Investment Objective

      The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

o Capital Preservation -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

o Income -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

o Growth & Income -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

o Growth -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

Risk

      The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

o Conservative -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

o Moderate -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

o Aggressive -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


22 1-800-345-2021

Notes
--------------------------------------------------------------------------------


                                                      www.americancentury.com 23

Notes
--------------------------------------------------------------------------------


24 1-800-345-2021

                              INVESTMENT OBJECTIVE

---------------------------------------------------------------------------------------------------------
RISK LEVEL               CAPITAL PRESERVATION                               INCOME

                    Taxable                 Tax-Free         Taxable Bonds          Tax-Free Bonds
                 Money Markets            Money Markets
---------------------------------------------------------------------------------------------------------
AGGRESSIVE

                                                             Target 2025*        CA High-Yield Municipal

                                                             Target 2020*         High-Yield Municipal

                                                             Target 2015*

                                                             Target 2010*

                                                              High-Yield

                                                          International Bond


---------------------------------------------------------------------------------------------------------

MODERATE                                                  Long-Term Treasury          CA Long-Term
                                                                                        Tax-Free
                                                             Target 2005*
                                                                                   Long-Term Tax-Free
                                                                 Bond
                                                                                   CA Insured Tax-Free
                                                             Premium Bond







---------------------------------------------------------------------------------------------------------

CONSERVATIVE         Premium             FL Municipal   Intermediate-Term Bond   CA Intermediate-Term
                  Capital Reserve        Money Market                                  Tax-Free
                                                           Intermediate-Term
                       Prime             CA Municipal          Treasury          AZ Intermediate-Term
                   Money Market          Money Market                                  Municipal
                                                                 GNMA
                      Premium             CA Tax-Free                            FL Intermediate-Term
                Government Reserve       Money Market     Inflation-Adjusted           Municipal
                                                               Treasury
                 Government Agency         Tax-Free                                Intermediate-Term
                   Money Market          Money Market      Limited-Term Bond           Tax-Free

               Capital Preservation                          Target 2000*           CA Limited-Term
                                                                                       Tax-Free
                                                         Short-Term Government
                                                                                     Limited-Term
                                                          Short-Term Treasury          Tax-Free

---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RISK LEVEL                           GROWTH AND INCOME                                               GROWTH

              Asset Allocation/       Domestic Equity        Specialty     Domestic Equity          Specialty       International
                  Balanced
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE                                                                    Veedot(2)

                                    Small Cap Quantitative                New Opportunities        Global Gold    Emerging Markets

                                        Small Cap Value                      Giftrust(R)                           International
                                                                                                                     Discovery
                                                                                Vista
                                                                                                                   International
                                                                              Heritage                                Growth

                                                                               Growth                              Global Growth

                                                                              Ultra(R)

                                                                               Select

------------------------------------------------------------------------------------------------------------------------------------

MODERATE      Strategic Allocation:      Equity Growth       Utilities                          Global Natural
                   Aggressive                                                                      Resources
                                         Equity Index       Real Estate
                    Balanced
                                        Large Cap Value
              Strategic Allocation:
                    Moderate           Tax-Managed Value

              Strategic Allocation:     Income & Growth
                  Conservative
                                             Value

                                         Equity Income

------------------------------------------------------------------------------------------------------------------------------------

CONSERVATIVE

















------------------------------------------------------------------------------------------------------------------------------------

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

 [LOGO]
AMERICAN
CENTURY(R)

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

Investor Relations

1-800-345-2021 or 816-531-5575

Automated Information Line

1-800-345-8765
Fax: 816-340-7962

Telecommunications Device for the Deaf

1-800-634-4113 or 816-444-3485

Business, Not-For-Profit, Employer-Sponsored
Retirement Plans

1-800-345-3533

Banks and Trust Companies, Broker-Dealers,
Financial Advisors, Insurance Companies

1-800-345-6488

American Century Premium Reserves, Inc.

Investment Manager

American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
Who we are                                                   [GRAPHIC OMITTED]

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: We succeed only if our investors succeed.

--------------------------------------------------------------------------------

American Century Investments                                   -----------------
P.O. Box 419200                                                    BULK RATE
Kansas City, MO 64141-6200                                     U.S. POSTAGE PAID
www.americancentury.com                                        AMERICAN CENTURY
                                                                   COMPANIES
                                                               -----------------

0005                               American Century Investment Services, Inc.
SH-ANN-20578                       (C)2000 American Century Services Corporation